                                                                               .
                                                                               .
                                                                               .

                            MONTHLY OPERATING REPORT
                                   CHAPTER 11

CASE NAMES: Torch Offshore, Inc. (05-10137)

FOR PERIOD: 3/1/2005 to 3/31/2005

                Previously
Form Attached     Waived                  Required Reports/Documents
-------------   ----------   -----------------------------------------------------
    ( X )           ( )      Comparative Balance Sheet (Form 2-B)

    ( X )           ( )      Profit and Loss Statement (Form 2-C)

    ( X )           ( )      Cash Receipts & Disbursements Statement (Form 2-D)

    ( X )           ( )      Supporting Schedules (Form 2-E)

    ( X )           ( )      Narrative (Form 2-F)

    ( X )           ( )      Copies of Bank Statements and Reconciliations of Bank
                             Balance to Book Balance for all Accounts

I declare under penalty of perjury that the following Monthly Operating Report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Date: 4/25/2005              By: /s/ Lyle G. Stockstill
                                 -----------------------------------------
                                 (Lyle G. Stockstill - Chairman and Chief
                                 Executive Officer)

                           COMPARATIVE BALANCE SHEET

CASE NAMES: Torch Offshore, Inc. (05-10137)

                                                                                   UNCONSOLIDATED AND UNAUDITED
                                                                 -----------------------------------------------------------------
                                                                     AS OF            AS OF            AS OF            AS OF
                                                                    1/7/2005        1/31/2005        2/28/2005        3/31/2005
                                                                 --------------   --------------   --------------   --------------
ASSETS
       CURRENT ASSETS:
         Cash                                                       (414,862.65)     (136,944.19)     (121,846.82)     (152,740.19)
         Due from affiliates                                     140,610,363.44   141,834,836.11   140,706,216.87   140,860,103.18
         Accounts receivable-
                   Trade, Net                                      5,996,248.36     5,513,996.30     5,877,867.90     5,458,019.28
                   Other                                           1,510,412.34                -                -                -
       Costs and estimated earnings in excess of billings
         on uncompleted contracts                                     55,306.00       116,224.74                -     1,095,186.00
       Prepaid expenses and other                                  1,823,694.11     1,918,819.48     1,753,463.33     2,507,943.51

                                                                 --------------   --------------   --------------   --------------

                   Total current assets                          149,581,161.60   149,246,932.44   148,215,701.28   149,768,511.78
                                                                 ==============   ==============   ==============   ==============

       PROPERTY AND EQUIPMENT, at cost                            25,918,255.91    25,951,198.70    25,968,259.58    25,968,259.58
            Less: Accumulated Depreciation                         2,828,709.23     3,006,152.54     3,210,643.66     3,416,435.20
                                                                 --------------   --------------   --------------   --------------
       NET PROPERTY AND EQUIPMENT                                 23,089,546.68    22,945,046.16    22,757,615.92    22,551,824.38
                                                                 --------------   --------------   --------------   --------------

       DEFERRED DRYDOCKING CHARGES                                            -                -                -                -

       OTHER ASSETS                                                  257,735.15       251,672.17       243,840.99       260,078.05
                                                                 --------------   --------------   --------------   --------------
                   Total assets                                  172,928,443.43   172,443,650.77   171,217,158.19   172,580,414.21
                                                                 ==============   ==============   ==============   ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

       POST-PETITION LIABILITIES
         Accounts payable - trade                                             -        85,431.59       295,358.08       558,916.84
         Accrued expenses                                                     -     1,024,794.50     2,134,416.03     3,720,631.67
         Accrued payroll and related taxes                                    -       838,358.39       883,637.32       604,031.90
         DIP line of credit                                                   -                -     1,100,000.00     5,450,000.00
         Other                                                                -         2,616.45         2,600.00         2,900.00
                                                                 --------------   --------------   --------------   --------------
       TOTAL POST-PETITION LIABILITIES                                        -     1,951,200.93     4,416,011.43    10,336,480.41
                                                                 --------------   --------------   --------------   --------------

       PRE-PETITION LIABILITIES - SUBJECT TO COMPROMISE
         Accounts payable - trade                                 10,265,679.77    10,265,679.77    10,235,946.47    10,235,946.47
         Accrued expenses                                          4,819,162.69     4,740,526.71     4,740,526.71     4,740,526.71
         Accrued payroll and related taxes                           314,428.72                -                -                -
         Financed insurance premiums                                          -                -                -                -
         Billings in excess of costs and estimated earnings
         on unbilled contracts                                                -                -                -                -
         Finance Facility                                         78,480,670.81    78,480,670.81    78,480,670.81    78,480,670.81
         Long-term debt                                           14,501,863.55    14,500,840.69    14,501,863.55    14,501,863.55
         Non-revolving line of credit                              4,854,535.00     4,854,535.00     4,854,534.50     4,854,534.50
         Receivable line of credit                                14,591,971.16    14,591,971.16    14,617,121.66    14,617,121.66
                                                                 --------------   --------------   --------------   --------------
                   Total pre-petition current liabilities        127,828,311.70   127,434,224.14   127,430,663.70   127,430,663.70
                                                                 --------------   --------------   --------------   --------------

       PRE-PETITION LIABILITIES - SUBJECT TO COMPROMISE
         Long-term debt, less current portion                                 -                -                -                -
         Other long-term liabilities                                          -                -                -                -
                                                                 --------------   --------------   --------------   --------------
                   Total pre-petition long-term liabilities                   -                -                -                -
                                                                 --------------   --------------   --------------   --------------

                   Total liabilities                             127,828,311.70   129,385,425.07   131,846,675.13   137,767,144.11
                                                                 ==============   ==============   ==============   ==============
       STOCKHOLDERS' EQUITY:
         Common stock                                                133,960.56       133,960.56       133,960.56       133,960.56
         Preferred stock                                                      -                -                -                -
         Paid-in-capital                                          85,617,725.99    85,617,725.99    85,617,725.99    85,617,725.99
         Treasury stock                                           (4,258,064.76)   (4,258,064.76)   (4,258,064.76)   (4,258,064.76)
         Deferred compensation                                      (227,718.45)     (219,128.00)     (208,032.00)     (196,936.00)
         Retained earnings
                   Through filing date                           (36,165,771.61)  (36,165,771.61)  (36,165,771.61)  (36,165,771.61)
                   Post filing date                                           -    (2,050,496.48)   (5,749,335.12)  (10,317,644.08)
                                                                 --------------   --------------   --------------   --------------
                   Total stockholders' equity                     45,100,131.73    43,058,225.70    39,370,483.06    34,813,270.10
                                                                 --------------   --------------   --------------   --------------

                   Total liabilities and stockholders' equity    172,928,443.43   172,443,650.77   171,217,158.19   172,580,414.21
                                                                 ==============   ==============   ==============   ==============

                                                                        FORM 2-B

                           PROFIT AND LOSS STATEMENT

CASE NAMES: Torch Offshore, Inc. (05-10137)

                                                                 UNCONSOLIDATED AND UNAUDITED
                                                    ------------------------------------------------------
                                                       PERIOD OF          PERIOD OF          PERIOD OF
                                                    1/8/05 - 1/31/05   2/1/05 - 2/28/05   3/1/05 - 3/31/05
                                                    ----------------   ----------------   ----------------
REVENUES                                                  763,379.00         879,926.00       1,126,942.00

COST OF REVENUES

    Cost of Sales                                       1,781,558.00       2,532,872.64       2,862,293.92

                                                       -------------      -------------      -------------
GROSS PROFIT (DEFICIT)                                 (1,018,179.00)     (1,652,946.64)     (1,735,351.92)
                                                       -------------      -------------      -------------

    Depreciation & Amortization                           184,828.00         213,672.00         214,242.03

    General and Administrative Expenses                   266,948.00         305,858.00         281,468.00

    Other Operating Cost                                           -                  -                  -
                                                       =============      =============      =============

        TOTAL COST OF REVENUES                            451,776.00         519,530.00         495,710.03
                                                       =============      =============      =============

OPERATING INCOME (LOSS)                                (1,469,955.00)     (2,172,476.64)     (2,231,061.95)
                                                       =============      =============      =============

OTHER INCOME (EXPENSE)
    Interest expense                                     (580,541.48)       (670,369.00)       (772,527.01)
    Interest income                                                -                  -                  -
                                                       -------------      -------------      -------------
      Total other income (expense)                       (580,541.48)       (670,369.00)       (772,527.01)
                                                       -------------      -------------      -------------

INCOME (LOSS) BEFORE REORG. COSTS & INCOME TAXES       (2,050,496.48)     (2,842,845.64)     (3,003,588.96)
                                                       =============      =============      =============

REORGANIZATION COSTS                                               -        (855,993.00)     (1,564,720.00)

INCOME TAX EXPENSE                                                 -                  -                  -
                                                       =============      =============      =============

NET INCOME(LOSS)                                       (2,050,496.48)     (3,698,838.64)     (4,568,308.96)
                                                       =============      =============      =============

                                                                        FORM 2-C

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Offshore, Inc. (05-10137)

FOR PERIOD: 3/1/2005 to 3/31/2005

CASH RECONCILIATION

1. Beginning Cash Balance                           (121,846.82)

2. Cash Receipts                  2,073,314.79
                                  ------------

3. Cash Disbursements             2,104,208.16
                                  ------------
4. Net Cash Flow                                     (30,893.37)
                                                    -----------
                                                    -----------
5. Ending Cash Balance                              (152,740.19)
                                                    ===========

CASH SUMMARY - ENDING BALANCE

         Account Name              Account #         Amount       Financial Institution
------------------------------    ------------    ------------    ---------------------
Payroll Account                   41-0508-1335               -    Regions Bank
Employee Benefit Account          41-0508-2285               -    Regions Bank
Cash Collateral Account           41-0517-6247               -    Regions Bank
Cash Collateral Account           41-0517-6255               -    Regions Bank
Cash Collateral Account           41-0517-6263               -    Regions Bank
Employee Benefit Account - DIP    41-0517-6557     (239,960.23)   Regions Bank
Operation Account - DIP           41-0520-8408               -    Regions Bank
Payroll Account - DIP             41-0520-8815       47,220.04    Regions Bank
Nigeria Account                   n/a                40,000.00    n/a
                                                   -----------
                                  Total            (152,740.19)
                                                   ===========

ADJUSTED CASH DISBURSEMENTS

                                                                        FORM 2-D

                             QUARTERLY FEE SUMMARY

CASE NAMES: Torch Offshore, Inc. (05-10137)

                       CASH DISBURSEMENTS
                      --------------------
                      Torch Offshore, Inc.
  Payment Date             (05-10137)          Check No.      Date
-----------------     --------------------     ---------    ---------
January                         446,769.40
February                      1,031,378.94
March                         2,098,384.94
                             -------------
Total 1st Quarter             3,576,533.28
                             -------------

Quarterly Fee Due            $    8,000.00       000928     4/21/2005
                             -------------
April
May
June
                             -------------
Total 2nd Quarter                        -
                             -------------
Quarterly Fee Due
                             -------------
July
August
September
                             -------------
Total 3rd Quarter                        -
                             -------------
Quarterly Fee Due
                             -------------
October
November
December
                             -------------
Total 4th Quarter                        -
                             -------------
Quarterly Fee Due
                             -------------

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Offshore, Inc. (05-10137)

FOR PERIOD: 3/1/2005 to 3/31/2005

CASH RECEIPTS JOURNAL

  Date              Payee                       Account                   Amount           Description (Source)
---------    --------------------    -----------------------------     ------------     ---------------------------
 3/3/2005    TOL                     Payroll Account                     443,893.52     Intercompany Money Transfer
 3/9/2005    TOL                     Employee Beneift Account            125,000.00     Intercompany Money Transfer
3/15/2005    TOL                     Employee Beneift Account             24,000.00     Intercompany Money Transfer
3/22/2005    TOI                     Employee Beneift Account              3,412.97     Voided Checks
 3/1/2005    Michael Middel          Employee Beneift Account, DIP           706.46     Cobra Payment
 3/1/2005    Michael Middel          Employee Beneift Account, DIP           319.16     Cobra Payment
 3/1/2005    David Gray              Employee Beneift Account, DIP           706.46     Cobra Payment
 3/1/2005    Richard Wrenn           Employee Beneift Account, DIP            21.93     Cobra Payment
 3/1/2005    Roy Myers               Employee Beneift Account, DIP           171.37     Cobra Payment
 3/1/2005    Charles Davis           Employee Beneift Account, DIP           312.14     Cobra Payment
3/24/2005    Hal Harris              Employee Beneift Account, DIP           300.18     Cobra Payment
3/24/2005    Ricky Bell              Employee Beneift Account, DIP           433.01     Cobra Payment
3/24/2005    David Gray              Employee Beneift Account, DIP           706.46     Cobra Payment
3/24/2005    David Gray              Employee Beneift Account, DIP            48.47     Cobra Payment
3/24/2005    IOA Re, Inc             Employee Beneift Account, DIP         7,022.57     Cobra Payment
3/24/2005    IOA Re, Inc             Employee Beneift Account, DIP         1,763.40     Cobra Payment
3/24/2005    IOA Re, Inc             Employee Beneift Account, DIP        30,139.55     Cobra Payment
3/24/2005    Donald Breaux           Employee Beneift Account, DIP           706.46     Cobra Payment
3/24/2005    Shlomo Zevvi            Employee Beneift Account, DIP           300.18     Cobra Payment
3/24/2005    James Leblanc           Employee Beneift Account, DIP           300.18     Cobra Payment
3/24/2005    Robert Current          Employee Beneift Account, DIP           300.18     Cobra Payment
3/24/2005    Ochsner Clinic LLC      Employee Beneift Account, DIP            96.91     Cobra Payment
3/24/2005    Parkview Health Plan    Employee Beneift Account, DIP           275.20     Cobra Payment
3/24/2005    Elvira Ronquillo        Employee Beneift Account, DIP           300.18     Cobra Payment
3/24/2005    Elvira Ronquillo        Employee Beneift Account, DIP            15.14     Cobra Payment
3/24/2005    Nicole Budde            Employee Beneift Account, DIP           736.02     Cobra Payment
3/24/2005    Nicole Budde            Employee Beneift Account, DIP            42.49     Cobra Payment
3/24/2005    Nicole Budde            Employee Beneift Account, DIP           300.18     Cobra Payment
3/24/2005    L. Buras                Employee Beneift Account, DIP           706.46     Cobra Payment
 3/3/2005    TOL                     Operation Account, DIP               14,613.00     Intercompany Money Transfer
 3/7/2005    TOL                     Operation Account, DIP              204,519.20     Intercompany Money Transfer
 3/1/2005    TOL                     Operation Account, DIP               20,128.42     Intercompany Money Transfer
3/15/2005    TOL                     Operation Account, DIP               35,794.93     Intercompany Money Transfer
3/29/2005    TOL                     Operation Account, DIP               31,680.30     Intercompany Money Transfer
3/23/2005    TOL                     Operation Account, DIP              186,226.34     Intercompany Money Transfer
 3/4/2005    TOI                     Payroll Account, DIP                  3,000.00     Intracompany Money Transfer
 3/4/2005    TOL                     Payroll Account, DIP                 25,000.00     Intercompany Money Transfer
3/10/2005    TOL                     Payroll Account, DIP                  5,200.00     Intercompany Money Transfer
3/16/2005    TOL                     Payroll Account, DIP                410,299.53     Intercompany Money Transfer
3/18/2005    TOL                     Payroll Account, DIP                 33,000.00     Intercompany Money Transfer
3/21/2005    TOI                     Payroll Account, DIP                  2,823.22     Intracompany Money Transfer
3/23/2005    TOL                     Payroll Account, DIP                  7,500.00     Intercompany Money Transfer
3/30/2002    TOL                     Payroll Account, DIP                450,492.62     Intercompany Money Transfer
                                                                       ------------
                                     Total Cash Receipts               2,073,314.79
                                                                       ============

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Offshore, Inc. (05-10137)

FOR PERIOD: 3/1/2005 to 3/31/2005

CASH DISBURSEMENTS JOURNAL

  Date       Check No.                  Payee                     Amount               Description (Source)
---------    ---------    ----------------------------------    ----------     -------------------------------------
 3/3/2005     Various     Torch Employees - Direct Deposits     443,893.52     Torch Payroll Checks via DD
 3/4/2005       n/a       TOI - Payroll Account, DIP              3,000.00     Intracompany Transfer
3/21/2005       n/a       TOI - Payroll Account, DIP              2,823.22     Intracompany Transfer
3/16/2005       n/a       Regions Bank                               68.10     Employee Benefit, DIP Deposit slips
3/30/2005       n/a       Regions Bank                              575.38     Employee Benefit, DIP Checks Returned
3/10/2005      25000      AUDUBON INTERNAL MEDICAL APMC              26.62     Employee Benefit, DIP Checks
3/10/2005      25001      BRUNO U.K. STEINER REHAB CLINC            491.40     Employee Benefit, DIP Checks
3/10/2005      25002      CARDIOVASCULAR SPECIALIST SW LA            68.40     Employee Benefit, DIP Checks
3/10/2005      25003      CARE & COMFORT/OB/GYN, LLC                822.45     Employee Benefit, DIP Checks
3/10/2005      25004      CHMPC 8298                                246.87     Employee Benefit, DIP Checks
3/10/2005      25005      CHMPC 8294                                 30.82     Employee Benefit, DIP Checks
3/10/2005      25006      CHILDREN'S MEDICAL CENTER                 102.62     Employee Benefit, DIP Checks
3/10/2005      25007      CHIROPRACTIC CLINIC OF GRETNA             289.91     Employee Benefit, DIP Checks
3/10/2005      25008      COTTON D. FERAY, MD                        24.00     Employee Benefit, DIP Checks
3/10/2005      25009      OCHSNER CLINIC                             49.22     Employee Benefit, DIP Checks
3/10/2005      25010      DARREN WHITCOMB, MD                        83.60     Employee Benefit, DIP Checks
3/10/2005      25011      DELTA DIAGNOSTICS LLC                       1.76     Employee Benefit, DIP Checks
3/10/2005      25012      ECACH DBA ATMORE                          163.80     Employee Benefit, DIP Checks
3/10/2005      25013      ELBERTA CLINIC                             72.00     Employee Benefit, DIP Checks
3/10/2005      25014      FAMILY DOCTOR CLINIC                      183.02     Employee Benefit, DIP Checks
3/10/2005      25015      FAMILY DOCTOR CLINIC                      158.35     Employee Benefit, DIP Checks
3/10/2005      25016      CARDIOVASC INST OF                        723.82     Employee Benefit, DIP Checks
3/10/2005      25017      FOOT AND ANKLE HEALTH CENTER              216.99     Employee Benefit, DIP Checks
3/10/2005      25018      GENZYME GENETICS                          142.00     Employee Benefit, DIP Checks
3/10/2005      25019      GREGORY MAIDOH, MD                        691.72     Employee Benefit, DIP Checks
3/10/2005      25020      HEART & VASCULAR CLINIC                 1,523.59     Employee Benefit, DIP Checks
3/10/2005      25021      HOUSTON CARDIAC CLINIC PA                 110.14     Employee Benefit, DIP Checks
3/10/2005      25022      HSE MEDICAL ASSOCIATES                    219.00     Employee Benefit, DIP Checks
3/10/2005      25023      JACOBS CHIROPRACTIC CLINIC                 74.92     Employee Benefit, DIP Checks
3/10/2005      25024      JOHN TU THIEN, M.D.                        58.63     Employee Benefit, DIP Checks
3/10/2005      25025      JORGE J. BRAVO, MD, APC                   696.15     Employee Benefit, DIP Checks
3/10/2005      25026      KENNER REGIONAL MEDICAL CENTER            106.71     Employee Benefit, DIP Checks
3/10/2005      25027      KSF ORTHOPAEDIC CENTER, PA                118.33     Employee Benefit, DIP Checks
3/10/2005      25028      LABCORP OF AMERICA                        170.48     Employee Benefit, DIP Checks
3/10/2005      25029      LAKESIDE FAMILY PRACTICE                   26.62     Employee Benefit, DIP Checks
3/10/2005      25030      LAKESIDE HOSPITAL URGENT CARE CNTR         81.20     Employee Benefit, DIP Checks
3/10/2005      25031      LEONARD CHABERT MEDICAL CNTR              572.46     Employee Benefit, DIP Checks
3/10/2005      25032      LSUHSC S. FAMILY PRACTICE AT               33.16     Employee Benefit, DIP Checks
3/10/2005      25033      MARION COUNTY INT MEDICAL CLNC, PA         47.13     Employee Benefit, DIP Checks
3/10/2005      25034      MEMORIAL HERMANN NORTHWEST HOS            250.00     Employee Benefit, DIP Checks
3/10/2005      25035      MICHAEL R. MELANCON, M.D.                 164.10     Employee Benefit, DIP Checks
3/10/2005      25036      MICHAEL S. HAYDEL, MD                      46.80     Employee Benefit, DIP Checks
3/10/2005      25037      MOBILE INFIRMARY MEDICAL CNTR              53.20     Employee Benefit, DIP Checks
3/10/2005      25038      HUNTSVILLE PEDIATRIC                       74.40     Employee Benefit, DIP Checks
3/10/2005      25039      QUEST DIAGNOSTICS                         182.33     Employee Benefit, DIP Checks
3/10/2005      25040      NORTHSHORE OB GYN, APMC                    57.25     Employee Benefit, DIP Checks
3/10/2005      25041      OCHSNER CLINIC SLIDELL                    142.88     Employee Benefit, DIP Checks
3/10/2005      25042      ORTHO IMAGING                             153.00     Employee Benefit, DIP Checks
3/10/2005      25043      PATHOLOGY CONSULTANTS LLC                  34.25     Employee Benefit, DIP Checks
3/10/2005      25044      PENSACOLA PEDIATRICS, PA                   36.00     Employee Benefit, DIP Checks
3/10/2005      25045      PSA HEALTHCARE                            192.60     Employee Benefit, DIP Checks
3/10/2005      25046      QUINTIN O. LAW, M.D.                       61.60     Employee Benefit, DIP Checks
3/10/2005      25047      RADIOLOGY ASSOCIATES, P.A.                229.34     Employee Benefit, DIP Checks
3/10/2005      25048      RANDALL P. RICHE, M.D.                    158.40     Employee Benefit, DIP Checks
3/10/2005      25049      RAUL R. DIAZ, M.D.                         52.15     Employee Benefit, DIP Checks
3/10/2005      25050      ROBERTO C. MEDOZA, M.D.                    79.86     Employee Benefit, DIP Checks
3/10/2005      25051      RUSSELL OB/GYN CENTR FOR WOMEN            551.55     Employee Benefit, DIP Checks
3/10/2005      25052      SACRED HEART HOSPITAL OP COMM              57.97     Employee Benefit, DIP Checks
3/10/2005      25053      SADLER CLINIC ASSOC.                      182.40     Employee Benefit, DIP Checks
3/10/2005      25054      SCOTT RICKOFF, DPM                         32.00     Employee Benefit, DIP Checks
3/10/2005      25055      SHERRI L. MAETOZO, MD, PA                 108.71     Employee Benefit, DIP Checks
3/10/2005      25056      SHH/FCPA                                  193.00     Employee Benefit, DIP Checks
3/10/2005      25057      SINGING RIVER HOSPITAL                    249.80     Employee Benefit, DIP Checks
3/10/2005      25058      SINGING RIVER HOSPITAL SYSTEM           1,567.48     Employee Benefit, DIP Checks
3/10/2005      25059      SOUTHERN E. N. T. ASSOCIATES INC           73.00     Employee Benefit, DIP Checks
3/10/2005      25060      ST CHARLES PARISH HOSPITAL                598.14     Employee Benefit, DIP Checks
3/10/2005      25062      STEVEN D. KRAUS, M.D.                       9.35     Employee Benefit, DIP Checks
3/10/2005      25063      TERREBONNE GENERAL MEDICAL CENTE          197.24     Employee Benefit, DIP Checks
3/10/2005      25064      TGMC PROFESSIONAL SERVICES                210.60     Employee Benefit, DIP Checks
3/10/2005      25065      THE WILLIAMSON EYE CENTER                  44.17     Employee Benefit, DIP Checks
3/10/2005      25066      THE WILLIAMSON EYE CENTER                  44.17     Employee Benefit, DIP Checks
3/10/2005      25067      THIBODAUX REGIONAL MEDCAL CENTER          146.00     Employee Benefit, DIP Checks
3/10/2005      25068      THIBODAUX REGL NETWRK DEV CORP             77.44     Employee Benefit, DIP Checks
3/10/2005      25069      THIBODAUX WOMEN'S CENTER, APMC            333.05     Employee Benefit, DIP Checks
3/10/2005      25070      THOMAS M. IRWIN, MD                        68.43     Employee Benefit, DIP Checks

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Offshore, Inc. (05-10137)

FOR PERIOD: 3/1/2005 to 3/31/2005

CASH DISBURSEMENTS JOURNAL

  Date       Check No.                   Payee                    Amount               Description (Source)
---------    ---------    -----------------------------------    ---------     -------------------------------------
3/10/2005      25071      THOMAS P. MELANCON, M.D.                   26.62     Employee Benefit, DIP Checks
3/10/2005      25072      TSENG CLINIC                               36.02     Employee Benefit, DIP Checks
3/10/2005      25073      OCHSNER CLINIC                            368.47     Employee Benefit, DIP Checks
3/10/2005      25074      UMC HEALHCARE NETWORK                      18.21     Employee Benefit, DIP Checks
3/10/2005      25075      WEST BANK WOMEN'S HEALTH                  217.18     Employee Benefit, DIP Checks
3/10/2005      25076      WESTSIDE CLINICS, AMC                      26.62     Employee Benefit, DIP Checks
3/10/2005      25077      WESTSIDE DERMATOLOGY ASSC PM               26.62     Employee Benefit, DIP Checks
3/10/2005      25078      CHILDRENS HOSPITAL                        422.76     Employee Benefit, DIP Checks
3/10/2005      25079      HEART CLINIC OF LOUISIANA                  24.13     Employee Benefit, DIP Checks
3/10/2005      25080      OCHSNER CLINIC                             84.45     Employee Benefit, DIP Checks
3/10/2005      25081      THE UROLOGIC INSTITUTE OF NEW ORLE      2,917.74     Employee Benefit, DIP Checks
3/10/2005      25082      TULANE UNIVERSITY HOSPITAL AND CLIN       185.39     Employee Benefit, DIP Checks
3/10/2005      25083      LABCORP                                    86.14     Employee Benefit, DIP Checks
3/10/2005      25084      EDWARD BLUTH, MD                          148.43     Employee Benefit, DIP Checks
3/10/2005      25085      CHARLES GENRE, MD                         873.20     Employee Benefit, DIP Checks
3/10/2005      25086      EDUARDO R. RANDRUP, MD                     79.87     Employee Benefit, DIP Checks
3/10/2005      25087      RAOUL P. RODRIGUEZ, MD                     32.66     Employee Benefit, DIP Checks
3/10/2005      25088      JOHN H. COUNCE, MD                         52.15     Employee Benefit, DIP Checks
3/10/2005      25089      O/P PHYSICIANS SURGICAL SPE               696.15     Employee Benefit, DIP Checks
3/10/2005      25090      STEPHEN WILLIAMS, MD                       18.00     Employee Benefit, DIP Checks
3/10/2005      25091      REUBEN SHRESTMAN, MD                      335.07     Employee Benefit, DIP Checks
3/10/2005      25092      MASAKO WAKABAYASHI, MD                    334.30     Employee Benefit, DIP Checks
3/10/2005      25093      E. MARIE MENDENHALL, MD                 1,420.75     Employee Benefit, DIP Checks
3/10/2005      25094      KIMBERLY J. BARNER, MD                     40.00     Employee Benefit, DIP Checks
3/10/2005      25095      LABCORP OF AMERICAN                        90.96     Employee Benefit, DIP Checks
3/10/2005      25096      MEADOWCREST HOSPITAL                    1,277.69     Employee Benefit, DIP Checks
3/10/2005      25097      WAYBURN J. HEBERT                         275.50     Employee Benefit, DIP Checks
3/10/2005      25098      STPH DBA FAMILY MEDICAL                   230.01     Employee Benefit, DIP Checks
3/10/2005      25099      ATHENA DIAGNOSTICS                      1,068.61     Employee Benefit, DIP Checks
3/10/2005      25100      STEVEN E. LEE                             144.00     Employee Benefit, DIP Checks
3/10/2005      25101      DANIEL S. SINCLAIR                        362.07     Employee Benefit, DIP Checks
3/10/2005      25102      ANESTHESIA GROUP OF HATTIESBURG           567.00     Employee Benefit, DIP Checks
3/10/2005      25103      LINDY BOGGS MEDICAL CENTER                168.52     Employee Benefit, DIP Checks
3/10/2005      25104      HWAI JER TSAI                             144.00     Employee Benefit, DIP Checks
3/10/2005      25105      KIRSTEN A. LENTSCH                        141.97     Employee Benefit, DIP Checks
3/10/2005      25106      HEART & VASCULAR CLINIC                   574.81     Employee Benefit, DIP Checks
3/10/2005      25107      THOMASVILLE INFIRMARY                     431.94     Employee Benefit, DIP Checks
3/10/2005      25108      ACADIANA ORAL & FACIAL SURGERY            399.55     Employee Benefit, DIP Checks
3/10/2005      25109      NNA HOUMA & BAYOU AREA                 20,618.18     Employee Benefit, DIP Checks
3/10/2005      25110      ROSEWOOD ENT LLP                           88.92     Employee Benefit, DIP Checks
3/10/2005      25111      BRAZOS ANESTHESOLOGY ASSOC.                92.70     Employee Benefit, DIP Checks
3/10/2005      25112      LOUISIANA HEART HOSPITAL               10,616.35     Employee Benefit, DIP Checks
3/10/2005      25113      EMERGENCY GRP OF C.                       400.40     Employee Benefit, DIP Checks
3/10/2005      25114      JOHN A. VANOSTENBRIDGE, MD                 36.00     Employee Benefit, DIP Checks
3/15/2005      25115      ASSOCIATED PATHOLOGIST LABS               154.14     Employee Benefit, DIP Checks
3/15/2005      25116      BAPTIST HOSPITAL, INC                   2,131.15     Employee Benefit, DIP Checks
3/15/2005      25117      BARNARD FAMILY HEALTH CENTER, PA           69.91     Employee Benefit, DIP Checks
3/15/2005      25118      BONE & JPINT CLINIC, INC                   83.53     Employee Benefit, DIP Checks
3/15/2005      25119      BRUNO U. K. STEINER REHAB CLINC           400.05     Employee Benefit, DIP Checks
3/15/2005      25120      CARDIOVASC INST OF THE SOUTH            2,538.50     Employee Benefit, DIP Checks
3/15/2005      25121      CHIROPRACTIC CLINIC OF GRETNA             140.85     Employee Benefit, DIP Checks
3/15/2005      25122      COASTAL UROLOGY CENTER, PLLC               33.00     Employee Benefit, DIP Checks
3/15/2005      25123      DAIRY ASHFORD FAMILY PRACTICE             364.00     Employee Benefit, DIP Checks
3/15/2005      25124      DRS HAYDEL, HAYDEL & SPENCER               36.25     Employee Benefit, DIP Checks
3/15/2005      25125      GULF WOUTH EYE ASSOCIATES                  32.54     Employee Benefit, DIP Checks
3/15/2005      25126      CARDIOVASC INST OF                         35.25     Employee Benefit, DIP Checks
3/15/2005      25127      FIROOZ JALILI, MD                         156.51     Employee Benefit, DIP Checks
3/15/2005      25128      HDS DOCTORS SAME DAY SURGERY            4,918.99     Employee Benefit, DIP Checks
3/15/2005      25129      SOUTHERN EYE INSTITUTE                     47.50     Employee Benefit, DIP Checks
3/15/2005      25130      HOUMA FAMILY PRACTICE CLINIC               36.00     Employee Benefit, DIP Checks
3/15/2005      25131      HOUSTON CARDIAC CLINIC PA               4,629.00     Employee Benefit, DIP Checks
3/15/2005      25132      HSE MEDICAL ASSOCIATES                     81.07     Employee Benefit, DIP Checks
3/15/2005      25133      INTERNAL MEDICINE CLINIC HOUMA             35.22     Employee Benefit, DIP Checks
3/15/2005      25134      K. T. WOMEN'S CARE CLINIC                 117.72     Employee Benefit, DIP Checks
3/15/2005      25135      LABCORP OF AMERICA HOLDINGS               106.12     Employee Benefit, DIP Checks
3/15/2005      25136      LABCORP OF AMERICA HOLDINGS                31.70     Employee Benefit, DIP Checks
3/15/2005      25137      LEONARD CHABERT MEDICAL CNTR               18.63     Employee Benefit, DIP Checks
3/15/2005      25138      MAYNARD E. GARRETT, M.D.                  153.68     Employee Benefit, DIP Checks
3/15/2005      25139      MEMORIAL HERMANN HOSPITAL SYST         16,285.42     Employee Benefit, DIP Checks
3/15/2005      25140      MICHAEL H. VANDERLICK, MD                  42.31     Employee Benefit, DIP Checks
3/15/2005      25141      QUEST DIAGNOSTICS                          84.66     Employee Benefit, DIP Checks
3/15/2005      25142      OCHSNER FOUNDATION HOSPITAL               892.08     Employee Benefit, DIP Checks
3/15/2005      25143      PARISH ANESTHESIA ASSOC. LTD              514.08     Employee Benefit, DIP Checks
3/15/2005      25144      PATHOLOGY CONSULTANTS LLC                  46.09     Employee Benefit, DIP Checks
3/15/2005      25145      PEDIATRIC CLINIC WESTBANK                  40.06     Employee Benefit, DIP Checks

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Offshore, Inc. (05-10137)

FOR PERIOD: 3/1/2005 to 3/31/2005

CASH DISBURSEMENTS JOURNAL

  Date       Check No.                  Payee                     Amount               Description (Source)
---------    ---------    ----------------------------------     ---------     -------------------------------------
3/15/2005      25146      QUINTIN O. LAW, M.D.                      104.00     Employee Benefit, DIP Checks
3/15/2005      25147      RADIOLOGY WEST, LLP                        36.90     Employee Benefit, DIP Checks
3/15/2005      25148      ROBERT V. CAZAYOUX JR, M.D.               717.00     Employee Benefit, DIP Checks
3/15/2005      25149      ROBERTO C. MENDIOZA, M.D.                  26.62     Employee Benefit, DIP Checks
3/15/2005      25150      RUSSELL OB/GYN CENTR FOR WOMEN            104.00     Employee Benefit, DIP Checks
3/15/2005      25151      SOFFY BOTERO, M.D.                        127.00     Employee Benefit, DIP Checks
3/15/2005      25152      SOUTH LOUISIANA MEDICAL ASSOC.             32.66     Employee Benefit, DIP Checks
3/15/2005      25153      SOUTHEAST NEUROSCIENCE CENTER             382.60     Employee Benefit, DIP Checks
3/15/2005      25154      SPRINGHILL MEMORIAL HOSPITAL               50.62     Employee Benefit, DIP Checks
3/15/2005      25155      STRAWFORD H. DEES III, MD                  23.00     Employee Benefit, DIP Checks
3/15/2005      25156      TERREBONNE GENERAL MEDICAL CENTE          601.12     Employee Benefit, DIP Checks
3/15/2005      25157      TGMC PROFESSIONAL SERVICES                116.76     Employee Benefit, DIP Checks
3/15/2005      25158      THE GASTROENTEROLOGY CENTER               122.50     Employee Benefit, DIP Checks
3/15/2005      25159      THE ORTHOPEDAEDIC GROUP                   327.60     Employee Benefit, DIP Checks
3/15/2005      25160      THIBODAUX REGIONAL MEDICAL CENTER       2,035.71     Employee Benefit, DIP Checks
3/15/2005      25161      THIBODAUX REGL NETWRK DEV CORP          1,044.72     Employee Benefit, DIP Checks
3/15/2005      25162      OCHSNER CLINIC                            560.26     Employee Benefit, DIP Checks
3/15/2005      25163      UMC HEALHCARE NETWORK                      71.01     Employee Benefit, DIP Checks
3/15/2005      25164      WEST JEFFERSON MEDICAL CENTER             500.00     Employee Benefit, DIP Checks
3/15/2005      25165      WEST JEFFERSON SURGERY CENTER          12,927.14     Employee Benefit, DIP Checks
3/15/2005      25166      WESTSIDE DERMATOLOGY ASSC PM               53.24     Employee Benefit, DIP Checks
3/15/2005      25167      WILLIAM H. ST MARTIN, M.D.                104.50     Employee Benefit, DIP Checks
3/15/2005      25168      BAYOU PEDIATRIC ASSOCIATES                 40.00     Employee Benefit, DIP Checks
3/15/2005      25169      THE UROLOGIC INSTITUTE OF NEW ORLE         88.93     Employee Benefit, DIP Checks
3/15/2005      25170      JAMES EASON, MD                           282.33     Employee Benefit, DIP Checks
3/15/2005      25171      MICHAEL J. ALLINE, MD                      52.78     Employee Benefit, DIP Checks
3/15/2005      25172      SARAT K. DONEPUDI, MD                     518.85     Employee Benefit, DIP Checks
3/15/2005      25173      LOUIS W. LEVIN, MD                        385.56     Employee Benefit, DIP Checks
3/15/2005      25174      SAID MINOKADEH, MD                        257.04     Employee Benefit, DIP Checks
3/15/2005      25175      REUBEN CHRESTMAN, MD                       55.08     Employee Benefit, DIP Checks
3/15/2005      25176      ASHWIN K. SHETTY, MD                       17.59     Employee Benefit, DIP Checks
3/15/2005      25177      MASAKO WAKABAYASHI, MD                     17.59     Employee Benefit, DIP Checks
3/15/2005      25178      E. MARIE MENDENHALL, MD                 2,440.15     Employee Benefit, DIP Checks
3/15/2005      25179      JONATHAN R. JANG, MD                      104.00     Employee Benefit, DIP Checks
3/15/2005      25180      ADRIAN P. LANDRY, MD                      168.88     Employee Benefit, DIP Checks
3/15/2005      25181      LAB CORP OF AMERICAN                       25.11     Employee Benefit, DIP Checks
3/15/2005      25182      STPH DBA FAMILY MEDICAL                    79.80     Employee Benefit, DIP Checks
3/15/2005      25183      GRETNA EMERGENCY GRP LLC                  328.86     Employee Benefit, DIP Checks
3/15/2005      25184      ARUNAVATHI T. SANGISETTY                   27.00     Employee Benefit, DIP Checks
3/15/2005      25185      JOHN B. SAER                              416.50     Employee Benefit, DIP Checks
3/15/2005      25186      E. C. MCCOMISKEY                          267.69     Employee Benefit, DIP Checks
3/15/2005      25187      SCRIPT CARE, INC                       12,758.57     Employee Benefit, DIP Checks
3/17/2005      25188      BRUNO U. K. STEINER REHAB CLINC           132.30     Employee Benefit, DIP Checks
3/17/2005      25189      COTTON D. FERAY, MD                       104.83     Employee Benefit, DIP Checks
3/17/2005      25190      DIANE ROSS, MD                             45.00     Employee Benefit, DIP Checks
3/17/2005      25191      DRS HAYDEL, HAYDEL & SPENCER              113.15     Employee Benefit, DIP Checks
3/17/2005      25192      FAMILY DOCTOR CLINIC                       22.00     Employee Benefit, DIP Checks
3/17/2005      25193      CARDIOVASC INST OF                        348.17     Employee Benefit, DIP Checks
3/17/2005      25194      GREATER HOUSTON ANESTHESIOLOGY          1,435.50     Employee Benefit, DIP Checks
3/17/2005      25195      HAND SURGICAL ASSOCIATES, LTD             775.01     Employee Benefit, DIP Checks
3/17/2005      25196      HEART & VASCULAR CLINIC                   569.15     Employee Benefit, DIP Checks
3/17/2005      25197      IMG HEALTHCARE, LLC                        30.04     Employee Benefit, DIP Checks
3/17/2005      25198      HSE MEDICAL ASSOCIATES                     62.58     Employee Benefit, DIP Checks
3/17/2005      25199      HOUMA RADIOLOGY                           140.00     Employee Benefit, DIP Checks
3/17/2005      25200      JEFFERSON ORTHOPEDIC CLINIC                79.94     Employee Benefit, DIP Checks
3/17/2005      25201      JOHN T. MANNING, MD                     1,615.00     Employee Benefit, DIP Checks
3/17/2005      25203      LAKEVIEW REGNL MEDICAL CENTER             250.00     Employee Benefit, DIP Checks
3/17/2005      25204      MARCENE F. KREIFELS, MD                    54.65     Employee Benefit, DIP Checks
3/17/2005      25205      NORTH OKALOOSA MEDICAL CENTER           4,698.95     Employee Benefit, DIP Checks
3/17/2005      25206      NORTHLAKE GASTROENTEROLOGY              1,529.98     Employee Benefit, DIP Checks
3/17/2005      25207      NORTHLAKE RADIOLOGY CONS APMC              23.20     Employee Benefit, DIP Checks
3/17/2005      25208      OMEGA HOSPITAL, LLC                       500.00     Employee Benefit, DIP Checks
3/17/2005      25209      PARISH ANESTHESIA ASSOC. LTD              126.72     Employee Benefit, DIP Checks
3/17/2005      25210      PHYSICIAN REFERRAL SERVICE                683.52     Employee Benefit, DIP Checks
3/17/2005      25211      PULMONARY HOMECARE, LLC                   107.05     Employee Benefit, DIP Checks
3/17/2005      25212      SEARCY MEIDCAL CENTER                     239.90     Employee Benefit, DIP Checks
3/17/2005      25213      SLIDELL MEMORIAL HOSPITAL                 413.97     Employee Benefit, DIP Checks
3/17/2005      25214      SMART DOCUMENT SOLUTIONS, LLC              27.28     Employee Benefit, DIP Checks
3/17/2005      25215      ST ANNE MEDICAL GROUP                     224.00     Employee Benefit, DIP Checks
3/17/2005      25216      STEPHEN D. GOODWIN, MD                    556.64     Employee Benefit, DIP Checks
3/17/2005      25217      TECHE REGIONAL MEDICAL CENTER             664.13     Employee Benefit, DIP Checks
3/17/2005      25218      TERREBONNE GENERAL MEDICAL CENTE        9,115.38     Employee Benefit, DIP Checks
3/17/2005      25219      TERREBONNE GENERAL HOSPITALCAR            409.84     Employee Benefit, DIP Checks
3/17/2005      25220      TGMC PROFESSIONAL SERVICES                630.00     Employee Benefit, DIP Checks
3/17/2005      25221      TGMC PROFESSIONAL SERVICES                 16.03     Employee Benefit, DIP Checks

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Offshore, Inc. (05-10137)

FOR PERIOD: 3/1/2005 to 3/31/2005

CASH DISBURSEMENTS JOURNAL

  Date       Check No.                   Payee                    Amount               Description (Source)
---------    ---------    -----------------------------------   ----------     -------------------------------------
3/17/2005      25222      THIBODAUX REGL NETWRK DEV CORP             20.88     Employee Benefit, DIP Checks
3/17/2005      25223      UMC HEALHCARE NETWORK                      72.98     Employee Benefit, DIP Checks
3/17/2005      25224      WEST FLORIDA MEDICAL CENTER CLN, PA        39.20     Employee Benefit, DIP Checks
3/17/2005      25225      WEST JEFFERSON MEDICAL CENTER             371.16     Employee Benefit, DIP Checks
3/17/2005      25226      WILSON & SANDERS, INC                     587.50     Employee Benefit, DIP Checks
3/17/2005      25227      BAYOU PEDIATRIC ASSOCIATES                197.75     Employee Benefit, DIP Checks
3/17/2005      25228      CHILDRENS HOSPITAL                        255.50     Employee Benefit, DIP Checks
3/17/2005      25229      ALBERT TOTINA, MD                          64.00     Employee Benefit, DIP Checks
3/17/2005      25230      DOROTHY H. BANISH, MD                     219.71     Employee Benefit, DIP Checks
3/17/2005      25231      GABRIEL P. LASALA, MD                      12.60     Employee Benefit, DIP Checks
3/17/2005      25232      MEADOWCREST HOSPITAL                   20,399.23     Employee Benefit, DIP Checks
3/17/2005      25233      GRETNA EMERGENCY GRP LLC                  319.93     Employee Benefit, DIP Checks
3/17/2005      25234      NNA HOUMA & BAYOU AREA                 73,837.45     Employee Benefit, DIP Checks
3/17/2005      25235      EMERGENCY GRP OF C.                        28.00     Employee Benefit, DIP Checks
3/17/2005      25236      SOURCECORP                                 17.63     Employee Benefit, DIP Checks
3/17/2005      25237      SCRIPT CARE, INC                       17,574.38     Employee Benefit, DIP Checks
3/21/2005      25238      ANGELA S. DUTHU, M.D.                      24.40     Employee Benefit, DIP Checks
3/21/2005      25239      BAKER MEDICAL CORPORATION, LTD            104.31     Employee Benefit, DIP Checks
3/21/2005      25240      C. P. DEVIDOSS, M.D.                       26.62     Employee Benefit, DIP Checks
3/21/2005      25241      CHILDREN'S CLINIC OF SW LA INC             15.44     Employee Benefit, DIP Checks
3/21/2005      25242      OCHSNER CLINIC                             19.45     Employee Benefit, DIP Checks
3/21/2005      25243      CRESCENT CITY PHYSICIANS                  173.13     Employee Benefit, DIP Checks
3/21/2005      25244      DIAGNOSTIC IMAGING SERVICE                174.40     Employee Benefit, DIP Checks
3/21/2005      25245      LAKE CHARLES MED/SURGICAL CLINIC          108.00     Employee Benefit, DIP Checks
3/21/2005      25246      FAMILY DOCTOR CLINIC                       30.10     Employee Benefit, DIP Checks
3/21/2005      25247      HAND SURGICL ASSOCIATES, LTD            1,134.01     Employee Benefit, DIP Checks
3/21/2005      25248      HATTIESBURG CLINIC ASC                    112.00     Employee Benefit, DIP Checks
3/21/2005      25249      HECTOR UBALDO, MD                         106.00     Employee Benefit, DIP Checks
3/21/2005      25250      HSE MEDICAL ASSOCIATES                    368.52     Employee Benefit, DIP Checks
3/21/2005      25251      LABCORP OF AMERICA                         30.75     Employee Benefit, DIP Checks
3/21/2005      25252      LANE MEMORIAL HOSPITAL                    132.98     Employee Benefit, DIP Checks
3/21/2005      25253      MASON PARK MEDICAL CLINIC                  52.36     Employee Benefit, DIP Checks
3/21/2005      25254      PHYSICIANS REFERRAL SERVICE               218.79     Employee Benefit, DIP Checks
3/21/2005      25255      QUEST DIAGNOSTICS                          32.57     Employee Benefit, DIP Checks
3/21/2005      25256      OCHSNER FOUNDATION HOSPITAL             3,357.54     Employee Benefit, DIP Checks
3/21/2005      25257      OMEGA HOSPITAL, LLC                        56.00     Employee Benefit, DIP Checks
3/21/2005      25258      OUR LADY OF THE LAKE ASCENSION            128.27     Employee Benefit, DIP Checks
3/21/2005      25259      QUEST DIAGNOSTICS                          13.00     Employee Benefit, DIP Checks
3/21/2005      25260      RAUL R. DIAZ, M.D.                         26.62     Employee Benefit, DIP Checks
3/21/2005      25261      SACRED HEART HOSPITAL OP COMM              92.69     Employee Benefit, DIP Checks
3/21/2005      25262      SADLER CLINIC ASSOC.                       98.40     Employee Benefit, DIP Checks
3/21/2005      25263      ST AMRY EMERGENCY GROUP LLC               159.66     Employee Benefit, DIP Checks
3/21/2005      25264      SW OBGYN ASSOC.                           145.00     Employee Benefit, DIP Checks
3/21/2005      25265      THOMAS P. MELANCON, M.D.                   26.62     Employee Benefit, DIP Checks
3/21/2005      25266      OCHSNER CLINIC                             81.24     Employee Benefit, DIP Checks
3/21/2005      25267      WASHINGTON ST TAMMANY REGL MC             502.63     Employee Benefit, DIP Checks
3/21/2005      25268      WHITE COUNTY EMERGENCY PHYS             5,604.84     Employee Benefit, DIP Checks
3/21/2005      25269      WILLIAM H. ST MARTIN, M.D.                118.40     Employee Benefit, DIP Checks
3/21/2005      25270      BAYOU PEDIATRIC ASSOCIATES                163.35     Employee Benefit, DIP Checks
3/21/2005      25271      OCHSNER CLINIC                             49.22     Employee Benefit, DIP Checks
3/21/2005      25272      JOHN H. COUNCE, MD                         98.77     Employee Benefit, DIP Checks
3/21/2005      25273      MATTHEW BEYER, MD                          58.25     Employee Benefit, DIP Checks
3/21/2005      25274      MASAKO WAKABAYASHI, MD                     52.70     Employee Benefit, DIP Checks
3/21/2005      25275      E. MARIE MENDENHALL, MD                   392.25     Employee Benefit, DIP Checks
3/21/2005      25276      EMERALD COAST DERMAT                       24.00     Employee Benefit, DIP Checks
3/21/2005      25277      S. M. A. S. C.                             64.58     Employee Benefit, DIP Checks
3/21/2005      25278      THOMASVILLE INFIRMARY                      90.36     Employee Benefit, DIP Checks
3/21/2005      25279      ROSEWOOD ENT LLP                           23.04     Employee Benefit, DIP Checks
3/21/2005      25280      LA CLINICA DEL VALLE                       61.90     Employee Benefit, DIP Checks
3/21/2005      25281      TED D. CHUNG, MD                          140.20     Employee Benefit, DIP Checks
3/21/2005      25282      G. B. COKER, MD                            24.00     Employee Benefit, DIP Checks
3/22/2005      25283      VOISIN, PRIMO P.                        1,743.66     Employee Benefit, DIP Checks
3/22/2005      25284      CARDIOVASC INST OF                         22.50     Employee Benefit, DIP Checks
3/22/2005      25285      KSF ORTHOPAEDIC CENTER, PA                 20.00     Employee Benefit, DIP Checks
3/22/2005      25286      LABCORP OF AMERICA                        312.00     Employee Benefit, DIP Checks
3/22/2005      25287      LAKESIDE WOMAN'S SPECIALTY CENTER         213.48     Employee Benefit, DIP Checks
3/22/2005      25288      QUEST DIAGNOSTICS                          28.00     Employee Benefit, DIP Checks
3/22/2005      25289      PULMONARY HOMECARE, LLC                    13.37     Employee Benefit, DIP Checks
3/22/2005      25290      SPRINGHILL MEMORIAL HOSPITAL               50.62     Employee Benefit, DIP Checks
3/22/2005      25291      ST ANNE GENERAL OB/GYN CLINIC              32.66     Employee Benefit, DIP Checks
3/22/2005      25292      PANHANDLE EMERGENCY PHYSICIANS            137.00     Employee Benefit, DIP Checks
3/30/2005       n/a       Regions Morgan 401K Ret. Plan          16,472.30     401K Retirement Plan
3/28/2005       n/a       Stateof Louisiana                      15,208.00     Payroll Taxes
3/22/2005       n/a       IRS                                   186,226.34     Payroll Taxes
 3/1/2005       n/a       Stateof Louisiana                      14,613.00     Payroll Taxes

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Offshore, Inc. (05-10137)

FOR PERIOD: 3/1/2005 to 3/31/2005

CASH DISBURSEMENTS JOURNAL

  Date       Check No.                  Payee                      Amount               Description (Source)
---------    ---------    ----------------------------------    ------------     -------------------------------------
 3/7/2005       n/a       IRS                                     204,519.20     Payroll Taxes
3/11/2005       n/a       Stateof Louisiana                        16,045.00     Payroll Taxes
3/11/2005       n/a       Regions Morgan 401K Ret. Plan            19,749.93     401K Retirement Plan
3/30/2005     Various     Torch Employees - Direct Deposits       403,855.90     Torch Payroll Checks via DD
3/16/2005     Various     Torch Employees - Direct Deposits       410,299.53     Torch Payroll Checks via DD
 3/4/2005        2        Torch Employee                            2,956.50     Torch Payroll Check
 3/4/2005        3        Torch Employee                              341.27     Torch Payroll Check
 3/4/2005        4        Torch Employee                            2,201.41     Torch Payroll Check
 3/4/2005        5        Torch Employee                            2,450.63     Torch Payroll Check
 3/4/2005        6        Torch Employee                            2,819.67     Torch Payroll Check
 3/4/2005        7        Torch Employee                            1,815.88     Torch Payroll Check
 3/4/2005        8        Torch Employee                              810.22     Torch Payroll Check
 3/4/2005        9        Torch Employee                            1,813.92     Torch Payroll Check
 3/4/2005       10        Torch Employee                              148.95     Torch Payroll Check
 3/4/2005       11        Torch Employee                            1,544.28     Torch Payroll Check
 3/4/2005       12        Torch Employee                              904.48     Torch Payroll Check
 3/4/2005       13        Torch Employee                            2,446.69     Torch Payroll Check
 3/4/2005       14        Torch Employee                            1,338.70     Torch Payroll Check
 3/4/2005       15        Torch Employee                            1,878.34     Torch Payroll Check
 3/4/2005       16        Torch Employee                            1,475.60     Torch Payroll Check
 3/4/2005       17        Torch Employee                              542.50     Torch Payroll Check
 3/4/2005       18        Torch Employee                              515.05     Torch Payroll Check
 3/4/2005       19        Torch Employee                            2,554.11     Torch Payroll Check
 3/4/2005       20        Torch Employee                              789.74     Torch Payroll Check
 3/4/2005       21        Torch Employee                              719.91     Torch Payroll Check
 3/4/2005       22        Torch Employee                               69.65     Torch Payroll Check
 3/4/2005       23        Torch Employee                              652.00     Torch Payroll Check
 3/4/2005       24        Torch Employee                            1,298.40     Torch Payroll Check
 3/4/2005       25        Torch Employee                            1,019.44     Torch Payroll Check
3/18/2005       28        Torch Employee                            3,417.22     Torch Payroll Check
3/18/2005       29        Torch Employee                            1,140.50     Torch Payroll Check
3/18/2005       30        Torch Employee                            2,484.02     Torch Payroll Check
3/18/2005       31        Torch Employee                            2,745.15     Torch Payroll Check
3/18/2005       32        Torch Employee                            2,183.68     Torch Payroll Check
3/18/2005       33        Torch Employee                            2,078.48     Torch Payroll Check
3/18/2005       34        Torch Employee                            2,084.19     Torch Payroll Check
3/18/2005       35        Torch Employee                              464.64     Torch Payroll Check
3/18/2005       36        Torch Employee                              709.72     Torch Payroll Check
3/18/2005       37        Torch Employee                            1,147.85     Torch Payroll Check
3/18/2005       38        Torch Employee                              244.53     Torch Payroll Check
3/18/2005       39        Torch Employee                            1,434.51     Torch Payroll Check
3/18/2005       40        Torch Employee                              618.49     Torch Payroll Check
3/18/2005       41        Torch Employee                            2,518.40     Torch Payroll Check
3/18/2005       42        Torch Employee                            1,656.08     Torch Payroll Check
3/18/2005       43        Torch Employee                            1,138.74     Torch Payroll Check
3/18/2005       44        Torch Employee                              395.14     Torch Payroll Check
3/18/2005       45        Torch Employee                            1,252.15     Torch Payroll Check
3/18/2005       46        Torch Employee                            2,584.13     Torch Payroll Check
3/18/2005       47        Torch Employee                            1,491.71     Torch Payroll Check
3/18/2005       48        Torch Employee                              875.53     Torch Payroll Check
3/18/2005       49        Torch Employee                              454.84     Torch Payroll Check
3/22/2005       51        Torch Employee                            1,860.53     Torch Payroll Check
3/22/2005       52        Torch Employee                            1,491.39     Torch Payroll Check
3/22/2005       53        Torch Employee                            1,929.92     Torch Payroll Check
3/22/2005       54        Torch Employee                            1,454.51     Torch Payroll Check
3/31/2005       n/a       n/a                                       3,044.95     Employee Benefit - Adjustment
                                                                ------------
                          Total Cash Disbursements              2,104,208.16
                                                                ============

                                                                        FORM 2-D

                              SUPORTING SCHEDULES

CASE NAMES: Torch Offshore, Inc. (05-10137)

FOR PERIOD: 3/1/2005 to 3/31/2005

POST-PETITION ACCOUNTS PAYABLE AGING REPORT

                           Type                               0-30        31-60      61-90    Over 90
--------------------------------------------------------    ---------    --------    -----    -------
Vendor 003 / A R T  CATERING, INC  Type: CATERI              2,874.54           -        -          -
Vendor 028 / BAY TECH EQUIP. RENTALS, INC.  Type: RENTAL    16,080.00           -        -          -
Vendor 045 / NEFF RENTAL                                     2,400.00           -        -          -
Vendor 046 / BUD'S BOAT RENTAL, INC                         20,042.89           -        -          -
Vendor 083 / DIVERS SUPPLY, INC                              3,923.22           -        -          -
Vendor 100 / EXPLORATION SUPPLIES                            1,178.60           -        -          -
Vendor 115 / GENERAL MILLS                                   3,054.30           -        -          -
Vendor 120 / GRAND RENTAL                                    3,428.75           -        -          -
Vendor 122 / GREENE'S ENERGY GROUP LLC  Type: RENTAL         4,105.00           -        -          -
Vendor 133 / HERCULES WIRE & ROPE                              359.80           -        -          -
Vendor 158 / JO-DE EQUIPMENT RENTAL CO                       2,061.03           -        -          -
Vendor 162 / KEVIN GROS CONSULTING & MARINE                  2,400.00           -        -          -
Vendor 177 / M/D TOTCO INSTRUMENTATION                       4,896.00           -        -          -
Vendor 185 / MARRERO REPRODUCTION & SUPPLY                      47.00           -        -          -
Vendor 186 / NES EQUIPMENT RENTAL LP  Type: PUMPS           19,489.95           -        -          -
Vendor 187 / MCMASTER CARR SUPPLY CO.                          367.12           -        -          -
Vendor 195 / MORGAN CITY RENTALS                            13,040.00           -        -          -
Vendor 256 / SOUTHLAND STEEL & SUPPLY                        2,943.65           -        -          -
Vendor 260 / SUBMAR, INC.                                    1,050.00           -        -          -
Vendor 265 / TECH OIL PRODUCTS                                 810.00           -        -          -
Vendor 409 / DUCOTE ENGINEERING ASSOCIATES                   1,123.40           -        -          -
Vendor 416 / HARVEY JONES VESSEL AGENTS                      5,839.84           -        -          -
Vendor 438 / WELCH EQUIPMENT RENTALS                           364.00           -        -          -
Vendor 661 / DELTA WAVE COMMUNICATIONS, INC                  1,663.90           -        -          -
Vendor 668 / FUGRO CHANCE, INC                                      -    3,165.00        -          -
Vendor 766 / PACKARD TRUCK LINES, INC.                         774.90           -        -          -
Vendor 873 / HOPE SERVICES, INC.                             3,540.00           -        -          -
Vendor 903 / ALLIED BEARING AND SUPPLY, INC                    886.00           -        -          -
Vendor 907 / DOUSSAN                                         2,256.70           -        -          -
Vendor 909 / INDUSTRIAL AND MARINE EQUIPMEN                  3,316.81           -        -          -
Vendor 950 / C.E.D., INC                                     2,459.30           -        -          -
Vendor 968 / PUMP EQUIPMENT, INC.                            2,377.75           -        -          -
Vendor 1065 / SAM BROUSSARD TRUCKING CO.                     4,989.53           -        -          -
Vendor 1096 / ZEE SERVICE CO.                                  607.68           -        -          -
Vendor 1152 / SHIPYARD SUPPLY                                8,200.00           -        -          -
Vendor 1171 / MAINTECH MAINTENANCE SERVICES,                 1,020.00           -        -          -
Vendor 1245 / LAWSON AND CO., INC.                           2,404.10           -        -          -
Vendor 1261 / ARMAC INDUSTRIES, INC.                        10,405.00           -        -          -
Vendor 1364 / B & B PUMP & EQUIPMENT RENTALS                 4,320.00           -        -          -
Vendor 1431 / PACIFIC GULF WIRE ROPE, INC.                   1,047.60           -        -          -
Vendor 1589 / LOUISIANA CEMENT PRODUCTS, INC                 2,397.86           -        -          -
Vendor 1711 / SUPERIOR DIVING CO., INC                      30,332.00           -        -          -
Vendor 1826 / AIRDYNE                                        1,723.20           -        -          -
Vendor 2152 / SONSUB  Type: RENTAL                          54,000.00           -        -          -
Vendor 2253 / BAY TECH INDUSTRIES, INC.                        265.10           -        -          -
Vendor 2317 / GATOR EQUIPMENT RENTALS LLC  Type: HILTI       1,530.00           -        -          -
Vendor 2427 / STRATOS OFFSHORE SERVICE  Type: PHONE         23,555.83    1,072.50        -          -
Vendor 2603 / SEATRONICS, INC  Type: RENTAL                 23,440.00           -        -          -
Vendor 2692 / VENTURE TRANSPORT LOGISTICS  Type: TRUCK       1,652.64           -        -          -
Vendor 2697 / WHITCO SUPPLY CO  Type: FLANGE                24,119.45           -        -          -
Vendor 2726 / BAYOU BLACK ELECTRIC, LLC  Type: ELECT           469.00           -        -          -
Vendor 2873 / LGH-MAXIBAR  Type: LIFTEN                      3,913.00           -        -          -
Vendor 2879 / C-PORT, L.L.C.  Type: DOCK                     1,850.00           -        -          -
Vendor 2963 / RC LOGISTICS LLC  Type: CHARTE                25,059.00           -        -          -
Vendor 150 / NEWSOUTH COMMUNICATIONS                           681.22           -        -          -
Vendor 287 / WHITNEY AVENUE L.L.C.  Type: RENT               1,685.04           -        -          -
Vendor 331 / ELTON JOHNO                                       565.90           -        -          -
Vendor 351 / UNITED PARCEL SERVICE  Type: POSTAG                45.09           -        -          -
Vendor 362 / COMMUNITY COFFEE CO., L.L.C.                      242.19           -        -          -
Vendor 363 / UNISHIPPERS                                       504.55           -        -          -
Vendor 389 / PHELPS DUNBAR, L.L.P.  Type: LEGAL              2,828.65           -        -          -
Vendor 533 / THE TIMES PICAYUNE                              2,229.31           -        -          -
Vendor 609 / WEST JEFFERSON MEDICAL CENTER                  10,674.00           -        -          -

                                                                        FORM 2-E

                              SUPORTING SCHEDULES

CASE NAMES: Torch Offshore, Inc. (05-10137)

FOR PERIOD: 3/1/2005 to 3/31/2005

POST-PETITION ACCOUNTS PAYABLE AGING REPORT

                           Type                               0-30        31-60     61-90    Over 90
--------------------------------------------------------    ---------    --------   -----    -------
Vendor 617 / SECON                                            2,192.45          -        -         -
Vendor 621 / CORRERO FISHMAN HAYGOOD                            678.01          -        -         -
Vendor 1056 / LUGIBIHL, RODNEY                                  131.06          -        -         -
Vendor 1107 / DIXIE OFFICE PRODUCTS                           2,667.54          -        -         -
Vendor 1146 / PARISH SALES TAX FUND                             560.00          -        -         -
Vendor 1165 / JONES- WALKER LAW FIRMS  Type: LEGAL              769.70          -        -         -
Vendor 1319 / HAND SURGICAL ASSOCIATES                        2,931.81          -        -         -
Vendor 1348 / SNELLING PERSONNEL SERVICES                       740.00          -        -         -
Vendor 1359 / AT&T WIRELESS  Type: PHONES                       136.20          -        -         -
Vendor 1360 / BOARD OF COMMISIONERS OF THE                    1,137.10          -        -         -
Vendor 1500 / SAM LIRETTE, SR                                   196.00          -        -         -
Vendor 1506 / KENTWOOD SPRING WATER                              60.81          -        -         -
Vendor 1620 / AMERICAN STOCK TRANSFER                         2,000.00          -        -         -
Vendor 1652 / HARRY LEE, SHERIFF & EX-OFFICI  Type: TAXES       742.00          -        -         -
Vendor 1656 / SHAREHOLDER.COM                                 2,199.50          -        -         -
Vendor 1779 / CINGULAR WIRELESS                                 113.48          -        -         -
Vendor 1863 / LEMLE & KELLEHER LLP                          137,306.10          -        -         -
Vendor 1965 / JAMES BROWN  Type: EMPLOY                       2,500.00          -        -         -
Vendor 2011 / EDWARD HOLLAND  Type: EMPLOY                      568.72          -        -         -
Vendor 2048 / SUBURBAN EMERGENCY CENTER  Type: MEDICA         1,005.00          -        -         -
Vendor 2195 / WEST JEFFERSON BEHAVIORAL MEDI                  1,169.73          -        -         -
Vendor 2381 / PATHOLOGY LLC  Type: MEDICA                        26.25          -        -         -
Vendor 2575 / THIRD PARTY SOLUTIONS  Type: W/C                1,075.25          -        -         -
Vendor 2578 / ERNEST DAVID ALLEN III  Type: W/C               1,357.07          -        -         -
Vendor 2623 / THOM ANDERSON  Type: EMPLOY                       717.93          -        -         -
Vendor 2631 / A T & T WIRELESS  Type: PHONE                      36.17          -        -         -
Vendor 2678 / RESTECH  Type: SERVIC                           6,287.50          -        -         -
Vendor 2753 / JULIA OSBORN  Type: EMPLOY                         52.93          -        -         -
Vendor 2776 / THOMSON FINANCIAL CORP. GROUP  Type: FINANC            -     540.00   (42.00)        -
Vendor 2813 / HOUR MESSENGER  Type: POSTAG                       13.50          -        -         -
Vendor 2865 / BT CONFERENCING INC.  Type: PHONE                 200.67          -        -         -
Vendor 2868 / LARRY REID  Type: EMPLOY                          492.39          -        -         -
Vendor 2875 / DE LAGE LANDEN FINANCIAL SVCS  Type: COPIER       752.39     793.09        -         -
Vendor 2956 / DAVID REISS, M.D. APMC  Type: W/C               5,748.00          -        -         -
Vendor 2976 / SPRINGHILL DIAGNOSTIC  Type: W/C                  324.00          -        -         -
Vendor 2978 / MILLERMARK CREATIONS, LLC  Type: WEB               32.80          -        -         -
Vendor 2981 / EMERALD HEALTHCARE GROUP  Type: W/C               361.00          -        -         -
Vendor 2984 / MATTHEW M. MURPHY  Type: EMPLOY                   193.80          -        -         -
                                                            ----------   --------   ------   -------
                                                            553,388.25   5,570.59   (42.00)        -
                                                            ==========   ========   ======   =======

                                                                        FORM 2-E

                              SUPORTING SCHEDULES

CASE NAMES: Torch Offshore, Inc. (05-10137)

FOR PERIOD: 3/1/2005 to 3/31/2005

ACCOUNTS RECEIVABLE AGING REPORT

         Account Name                 0-30          31-60          61-90         Over 90
-------------------------------    ----------    ----------     ------------    ----------
ENERGY PARTNERS, LTD                        -             -     1,894,770.00    499,736.17
WILLIAM G. HELLIS                   17,772.46    676,704.61       268,333.40             -
MAGNUM HUNTER                      825,349.21             -                -             -
SONAT                                       -      8,924.37     1,131,379.68             -
TARPON OIL                                  -    135,049.64                -             -
WALTER OIL                                  -             -                -     53,666.74
Allowance for Doubtful Accounts             -             -                -    (53,667.00)
                                   ----------    ----------     ------------    ----------
Total Receivables at 3/31/05       843,121.67    820,678.62     3,294,483.08    499,735.91
                                   ==========    ==========     ============    ==========

                                                                        FORM 2-E

                              SUPORTING SCHEDULES

CASE NAMES: Torch Offshore, Inc. (05-10137)

FOR PERIOD: 3/1/2005 to 3/31/2005

INSURANCE SCHEDULE

         Type                     Carrier/Agent            Coverage ($)    Date of Expiration    Premium Paid
----------------------    -----------------------------    ------------    ------------------    ------------
Worker's Compensation     LA Workers Comp Corp             $  1,000,000          1/26/06

General Liability         Steadfast Ins. Co.               $  2,000,000          8/14/05

Property (Fire, Theft)    LA Insurance Underwriter
                          Association                      $    146,000          7/13/05

Vehicle                   American Guarantee and
                          Liability                        $  1,000,000          8/14/05

Excess                    XL Specialty Fireman's Fund
                          Navigators                       $ 14,000,000          6/30/05

Primary Hull              XL Specialty                     Various               6/30/05

Excess Hull               GCM Underwriting Pool            Various               6/30/05

Protection & Indemnity    American Steamship Owners
                          Mutual P&I Association, Inc.     $  2,000,000          2/20/06

Pollution Liability       Water Quality Insurance
                          Syndicate                        $  5,000,000          4/10/05

Equipment Floater         Commonwealth Insurance Co. of
                          America                          $  9,493,579          4/10/05

                                                             FORM 2-E

Case Name: Torch Offshore, Inc.                        Case Number: 05-10137

                               NARRATIVE STATEMENT

                   For Period March 1, 2005 to March 31, 2005

Please provide a brief description of the significant business and legal action by the debtor, its creditors or the court during the reporting period. Comments should include any change in bank accounts, explanation of extraordinary expenses and purposes of any new post-petition financing. Comments should also include debtor's efforts during the month to rehabilitate the business and to develop a plan.

Torch Offshore, Inc. (the "Company") is working on a strategy for its plan of reorganization.